Certification Required By Section 906 of the Act


                                  CERTIFICATION


We, Mark R. Fetting and Marie K. Karpinski, of the Legg Mason Investment Trust, Inc. ("Trust"), certify, pursuant to 18 U.S.C. Section 1350 enacted under
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




/s/ Mark R. Fetting                                           8/25/03
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Mark R. Fetting
Chief Executive Officer




/s/ Marie K. Karpinski                                        8/25/03
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Marie K. Karpinski
Chief Financial Officer